Aston Funds

ASTON/River Road Independent Value Fund

Class N Shares and Class I Shares

Supplement dated November 18, 2011

to the Class N Prospectus dated December 28, 2010 and Summary Prospectus dated April 6, 2011,

and the Class I Prospectus dated May 27, 2011 and Summary Prospectus dated June 1, 2011

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in each Prospectus and Summary Prospectus and should be retained and read in conjunction with each Prospectus and Summary Prospectus. Keep it for future reference.

The ASTON/River Road Independent Value Fund (the “Fund”) expects that it will implement a “Soft Close” if the net assets of the Fund reach a certain level (the “Soft Close Level”) in combination with other assets managed in the same investment strategy by the Fund’s subadviser, River Road Asset Management, LLC (“River Road”). Currently, the Fund expects its Soft Close Level to be between $500 million and $600 million in net assets. As of November 16, 2011, the net assets of the Fund were $469 million. If implemented, a Soft Close will mean that the Fund will not accept additional investments until further notice beginning on an effective date to be determined by the officers of Aston Funds (the “Soft Close Effective Date”), with the following exceptions:

•	Existing shareholders of the Fund may add to their accounts, including through reinvestment of dividends and distributions.

•

Financial advisors and/or financial consultants who currently have clients invested in the Fund may open new accounts for current or new clients and add to such accounts where the Fund determines that such investments will not harm its investment process and where operationally feasible.

•	Participants in retirement plans which utilize the Fund as an investment option on the Soft Close Effective Date may designate the Fund where operationally feasible.

•	Trustees of Aston Funds, employees of Aston Asset Management LP and River Road and their family members may open new accounts and add to such accounts.

The Fund reserves the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and to reject any investment for any reason.

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.

SUP IV 1111